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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 dated September 9, 1993 and September 13, 1993, and Form S-3 dated February 13, 1995.

ARTHUR ANDERSEN LLP



The Woodlands, Texas
March 26, 1997